FLAGSTONE RE

Flagstone Reinsurance Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT
Fourth Quarter 2007

23 Church Street, Hamilton HM 11, Bermuda

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11
Contact Information:
Brenton Slade
Director of Investor Relations
(441) 278-4003

Website Information:
http://www.flagstonere.bm

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation	i

Cautionary Note Regarding Forward Looking Statements	ii

Regulation G - Non-GAAP Financial Measures	iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Gross Premium Written by Line of Business and Geographic Area of Risk	3

III. Balance Sheets
a. Consolidated Balance Sheets	4

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	5

V. Share Analysis
a. Capitalization	6
b. Earnings Per Common Share Analysis - As Reported	7
c. Book Value Per Common Share Analysis	8

VI. Mont Fort Consolidation
a. Balance Sheet Consolidation	9
b. Income Statement Consolidation	10

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

●	Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

●	The debt to capitalization ratio is an indication of the leverage of the Company.

It is calculated by dividing the Company's long term debt by the total capital. Total capital represents the sum of shareholders' equity plus long term debt.

●	N/A - means not applicable

●	In presenting the Company's results, management has included and discussed certain "non-GAAP" financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by the other companies, better explain the Company's results of operations in a manner that allows a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

i

Flagstone Reinsurance Holdings Limited

Cautionary Note Regarding Forward-Looking Statements:

This report may include forward-looking statements which reflect our current views with respect to future events and financial performance. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will" and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the U.S. federal securities laws or otherwise.
These statements include forward-looking statements both with respect to us specifically and our industry in general. These statements are based on certain assumptions and analyses made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including, but not limited to, the following:

●	The risks discussed on our Form S-1 filed with SEC on March 30, 2007 beginning on page 12

●	Cyclicality of demand and pricing of reinsurance market

●	Unpredictability and severity of catastrophic events

●	Adequacy of our risk management and loss estimation methods

●	Adequacy of our loss reserves

●	Our limited operating history

●	Dependence on key personnel

●	Dependence on the policies, procedures and expertise of ceding companies

●	Potential loss of business from one or more major reinsurance brokers

●	Potential for financial strength rating downgrade

●	Risks inherent to the Company's acquisition strategy

●	Highly competitive business environment

●	Other factors, most of which are beyond the Company's control.

Accordingly, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph. You should specifically consider the factors identified in our Form S-1 filed with the SEC on March 30, 2007 which could cause actual results to differ before making an investment decision.

ii

Flagstone Reinsurance Holdings Limited
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total shareholders' equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share. Diluted book value per common share is defined as total shareholders' equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, PSU's and RSU's. When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share. The warrant was anti dilutive and was excluded from the calculation of diluted book value per common share as at December 31, 2007 and December 31, 2006.

iii

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended			Year ended
	December 31, 2007		December 31, 2006	December 31, 2007		December 31, 2006

Gross premiums written	$65,088		$26,508	$577,150		$302,489
Net premiums written	$55,786		$26,508	$527,031		$282,498
Net premiums earned	$125,270		$72,335	$477,137		$192,063
Net investment income	$22,624		$9,562	$73,808		$34,212
Net income	$51,369		$63,583	$167,922		$152,338
Comprehensive income	$53,021		$59,795	$175,867		$147,810
Cash flow from operating activities	$55,088		$49,213	$327,849		$172,649
Reserve for losses and loss expenses	$180,978		$22,516	$180,978		$22,516
Total shareholders' equity	$1,210,485		$864,519	$1,210,485		$864,519

PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings per common share	$0.60		$0.89	$2.05		$2.17
Diluted earnings per common share	$0.60		$0.88	$2.05		$2.16
Basic weighted average common shares outstanding	85,414,160		71,601,718	81,975,384		70,054,087
Diluted weighted average common shares outstanding	85,529,672		71,968,704	82,111,590		70,393,821
Book value per common share	$14.17		$12.08	$14.17		$12.08
Diluted book value per common share	$13.87		$11.94	$13.87		$11.94
Diluted book value per common share adjusted for dividends	$13.95		$11.94	$13.95		$11.94
Dividend per share	$0.04		$-	$0.08		$-

FINANCIAL RATIOS
Growth in diluted book value per share (1)	4.6%		7.7%	16.8%		21.2%

Loss ratio	24.3%	%	9.8%	40.4%	%	13.9%
Acquisition cost ratio	20.8%		15.1%	17.2%		15.6%
General and administrative expense ratio	19.3%		15.0%	15.2%		18.1%
Combined ratio	64.4%		39.9%	72.8%		47.6%

INVESTMENT DATA
Total assets	$2,103,773		$1,144,502	$2,103,773		$1,144,502
Total cash and investments (2)	$1,831,089		$1,018,525	$1,831,089		$1,018,525

(1) Growth in fully diluted book value per share represents the increase in fully diluted book value per share in the period plus dividends declared.

(2) Cash and investments represents the total cash and cash equivalents, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY (unaudited)

	Quarter ended					Year Ended Year Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

REVENUES
Gross premiums written	$65,088	$123,704	$181,345	$207,013	$26,508	$577,150	$302,489
Reinsurance premiums ceded	(9,302)	(32,572)	-	(8,245)	-	(50,119)	(19,991)
Net premiums written	55,786	91,132	181,345	198,768	26,508	527,031	282,498

Change in net unearned premiums	69,484	47,667	(69,503)	(97,542)	45,827	(49,894)	(90,435)
Net premiums earned	125,270	138,799	111,842	101,226	72,335	477,137	192,063
Net investment income	22,624	17,022	20,531	13,631	9,562	73,808	34,212
Net realized and unrealized (losses) gains - investments	(1,573)	17,980	(3,741)	4,508	8,359	17,174	10,304
Net realized and unrealized (losses) gains - other	(1,985)	(9,682)	1,840	6	1,682	(9,821)	1,943
Other income	2,926	1,961	251	673	2,874	5,811	6,099
Total revenues	147,262	166,080	130,723	120,044	94,812	564,109	244,621

EXPENSES
Loss and loss adjustment expenses	30,415	37,439	77,257	47,748	7,110	192,859	26,660
Acquisition costs	26,054	28,795	14,725	12,718	10,895	82,292	29,939
General and administrative expenses	24,229	19,763	13,800	14,669	10,843	72,461	34,741
Interest expense	6,020	5,873	3,520	3,264	3,357	18,677	4,648
Net foreign exchange gains	(2,109)	(1,842)	(56)	(1,282)	(335)	(5,289)	(2,079)
Total expenses	84,609	90,028	109,246	77,117	31,870	361,000	93,909

Income before income taxes, minority interest and
interest in earnings of equity investments	62,653	76,052	21,477	42,927	62,942	203,109	150,712
Provision for income tax	(432)	(229)	(77)	(45)	(50)	(783)	(128)
Minority interest	(10,852)	(9,317)	(7,892)	(7,733)	-	(35,794)	-
Interest in earnings of equity investments	-	(257)	1,186	461	691	1,390	1,754

NET INCOME (1)	$51,369	$66,249	$14,694	$35,610	$63,583	$167,922	$152,338
Change in net unrealized losses	-	-	-	-	(3,239)	-	(4,008)
Change in currency translation adjustment	1,652	8,310	(1,741)	(276)	(549)	7,945	(520)

COMPREHENSIVE INCOME	$53,021	$74,559	$12,953	$35,334	$59,795	$175,867	$147,810

KEY RATIOS/PER COMMON SHARE DATA

Loss ratio	24.3%	27.0%	69.1%	47.2%	9.8%	40.4%	13.9%
Acquisition cost ratio	20.8%	20.7%	13.2%	12.6%	15.1%	17.2%	15.6%
General and administrative expense ratio	19.3%	14.2%	12.3%	14.5%	15.0%	15.2%	18.1%
Combined ratio	64.4%	61.9%	94.6%	74.3%	39.9%	72.8%	47.6%

Weighted average common shares outstanding - basic	85,414,160	85,413,479	85,139,757	71,746,162	71,601,718	81,975,384	70,054,087
Weighted average common shares outstanding - diluted	85,529,672	85,491,561	85,198,147	72,010,501	71,968,704	82,111,590	70,393,821

Net income per common share outstanding - basic	$0.60	$0.78	$0.17	$0.50	$0.89	$2.05	$2.17
Net income per common share outstanding - diluted	$0.60	$0.77	$0.17	$0.49	$0.88	$2.05	$2.16

(1) Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS 159. As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity and equity investments are included in net income for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, and the year ended December 31, 2007. For all prior periods, certain of these changes are included in other comprehensive income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUM WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended December 31, 2007		Three months ended December 31, 2006
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Property catastrophe	$31,130	47.8%	$17,580	66.3%
Property	18,055	27.7%	$2,774	10.5%
Short-tail specialty and casualty	15,903	24.4%	$6,154	23.2%
Total	$65,088	99.9%	$26,508	100.0%

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Property catastrophe	$411,566	71.3%	$219,102	72.4%
Property	94,503	16.4%	56,417	18.7%
Short-tail specialty and casualty	71,081	12.3%	26,970	8.9%
Total	$577,150	100.0%	$302,489	100.0%

	Three months ended December 31, 2007		Three months ended December 31, 2006
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
North America	$20,720	31.8%	$7,331	27.7%
Worldwide risks(2)	16,420	25.2%	2,759	10.4%
Europe	13,263	20.4%	11,259	42.5%
Japan and Australasia	676	1.0%	4,893	18.5%
Caribbean	12,315	18.9%	(3,200)	-12.1%
Other	1,694	2.7%	3,466	13.0%
Total	$65,088	100.0%	$26,508	100.0%

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
North America	$297,928	51.6%	$160,384	53.0%
Worldwide risks(2)	99,365	17.2%	37,815	12.5%
Europe	79,894	13.8%	45,737	15.1%
Japan and Australasia	39,547	6.9%	31,690	10.5%
Caribbean	48,103	8.3%	10,291	3.4%
Other	12,313	2.2%	16,572	5.5%
Total	$577,150	100.0%	$302,489	100.0%

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.

(2) This geographic area includes contracts that cover risks primarily in two or more geographic zones.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS (unaudited)

	As at
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,109,105	$1,102,328	$978,660	$902,509	$682,278
Short term investments, at fair value	23,616	14,242	25,583	4,974	-
Equity investments, at fair value	74,357	28,746	28,766	23,090	-
Other investments	293,166	289,340	157,438	151,272	74,496
Total investments	1,500,244	1,434,656	1,190,447	1,081,845	756,774

Cash and cash equivalents	362,680	322,768	422,045	191,191	261,352
Proceeds receivable from initial public offering	-	-	-	164,854	-
Reinsurance premium balances receivable	136,555	189,553	220,229	145,834	68,940
Unearned premiums ceded	14,608	22,491	4,211	7,484	8,224
Accrued interest receivable	9,915	7,534	7,719	5,965	6,331
Receivable for investments sold	-	-	-	-	3,599
Deferred acquisition costs	30,607	36,819	34,186	22,867	11,909
Funds withheld	6,666	6,606	5,138	5,069	-
Goodwill	10,781	11,556	6,602	5,624	5,624
Other assets	31,717	33,704	17,580	17,363	18,659
Due from related parties	-	1,009	2,291	1,094	3,090
TOTAL ASSETS	$2,103,773	$2,066,696	$1,910,448	$1,649,190	$1,144,502

LIABILITIES
Loss and loss adjustment expense reserves	$180,978	$161,442	$135,143	$66,540	$22,516
Unearned premiums	175,607	252,096	269,020	202,803	98,659
Insurance and reinsurance balances payable	12,088	22,728	883	6,235	-
Payable for investments purchased	41,750	8,248	1,201	7,246	9,531
Long term debt	264,889	264,469	238,290	137,361	137,159
Other liabilites	33,198	26,076	17,164	12,683	11,866
Due to related parties	-	-	1,283	1,359	252
TOTAL LIABILITIES	708,510	735,059	662,984	434,227	279,983

Minority Interest - Mont Fort Re(1) and Island Heritage	184,778	172,704	161,619	153,727	-

SHAREHOLDERS' EQUITY

Common shares	853	853	853	845	715
Additional paid-in capital	905,316	903,220	901,279	889,631	728,378
Accumulated other comprehensive income (loss)	7,426	5,774	(2,536)	(795)	(4,528)
Retained earnings	296,890	249,086	186,249	171,555	139,954
TOTAL SHAREHOLDERS' EQUITY	1,210,485	1,158,933	1,085,845	1,061,236	864,519

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,103,773	$2,066,696	$1,910,448	$1,649,190	$1,144,502

Basic book value per common share	$14.17	$13.59	$12.73	$12.55	$12.08

Diluted book value per common share	$13.87	$13.30	$12.46	$12.31	$11.94

Diluted book value per common share adjusted for dividends declared	$13.95	$13.34	$12.46	$12.31	$11.94

Debt to total capitalization (2)	18.0%	18.6%	18.0%	11.5%	13.7%

(1) See Pages 9 and 10 for additional information.
(2) Comprises long term debt divided by the sum of long term debt plus shareholders' equity.

Flagstone Reinsurance Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended December 31, 2007			Three months ended September 30, 2007			Three months ended June 30, 2007			Three months ended March 31, 2007			For the year ended December 31, 2006
Reserve for losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$161,442	$-	$161,442	$135,143	$-	$135,143	$66,540	$-	$66,540	$22,516	$-	$22,516	$-	$-	$-

Incurred	30,415	-	30,415	37,439	-	37,439	77,257	-	77,257	47,748	-	47,748	26,660	-	26,660

Other (1)	(352)	-	(352)	5,542	-	5,542	-	-	-	-	-	-	-	-	-

Paid	(10,527)	-	(10,527)	(16,682)	-	(16,682)	(8,654)	-	(8,654)	(3,724)	-	(3,724)	(4,144)	-	(4,144)

End of period	$180,978	$-	$180,978	$161,442	$-	$161,442	$135,143	$-	$135,143	$66,540	$-	$66,540	$22,516	$-	$22,516

Paid to incurred percentage	34.6%	0.0%	34.6%	44.6%	0.0%	44.6%	11.2%	0.0%	11.2%	7.8%	0.0%	7.8%	15.5%	0.0%	15.5%

(1) This amount represents the movement in reserves as a result of foreign exchange movements and the reserves acquired upon acquistition of the controlling interest in Island Heritage.

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

	---	---	---	---	---
Long term debt	$264,889	$264,469	$238,290	$137,361	$137,159
Shareholders' equity	1,210,485	1,158,933	1,085,845	1,061,236	864,519

Total Capitalization	$1,475,374	$1,423,402	$1,324,135	$1,198,597	$1,001,678

Leverage ratio:
Debt to total capitalization	18.0%	18.6%	18.0%	11.5%	13.7%

	December 31, 2007		December 31, 2006
	Debt or Facility Principal	In use	Debt or Facility Principal	In use
Debt and financing arrangements
Junior Subordinated Deferrable Debentures (a)	$25,000	$25,000	$-	$-
Junior Subordinated Deferrable Debentures (b)	$100,000	$100,000	$-	$-
Junior Subordinated Deferrable Debentures (c)	$120,000	$120,000	$120,000	$120,000
Junior Subordinated Deferrable Debentures (d)	€13,000	€13,000	€13,000	€13,000
Other long term debt	$945	$883	$459	$459
Letter of credit facility (e)	$400,000	$72,229	$200,000	$67,800
Letter of credit facility (f)	$200,000	$-	$-	$-

Notes:
(a) The Junior Subordinated Deferrable Debentures have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly. The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.
(b) The Junior Subordinated Deferrable Debentures have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly. The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.
(c) The Junior Subordinated Deferrable Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.
(d) The Junior Subordinated Deferrable Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly. The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.
(e) $400.0 million uncommitted letter of credit facility agreement with Citibank N.A. The drawn amount of the facility at December 31, 2007 was secured by $80.3 million of fixed maturity securities from the Company's investment portfolio.
(f) $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A. If drawn upon, the utilized portion of the facility will be secured by an appropriate portion of securities from the
Company’s investment portfolio.

Flagstone Reinsurance Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2007	2006	2007	2006

Net income available to common shareholders	$51,369	$63,583	$167,922	$152,338

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	85,414,160	71,601,718	81,975,384	70,054,087

Dilutive share equivalents:
Unvested performance share units (2)	-	356,845	-	339,734
Unvested restricted share units	115,512	10,141	136,206	-
Diluted weighted average common shares outstanding	85,529,672	71,968,704	82,111,590	70,393,821

EARNINGS PER COMMON SHARE
Basic	$0.60	$0.89	$2.05	$2.17
Diluted	$0.60	$0.88	$2.05	$2.16

(1) Includes weighted average vested restricted share units
(2) Effective January 1, 2007 and in accordance with SFAS 128, we determined that the PSUs should not be included in the calculation of ditluted EPS until the end of the performance period, when the numbers of shares issuable under the PSU Plan will be known. As at December 31, 2007, there were 1,658,700 PSUs outstanding under the PSU Plan.

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at December 31,	As at September 30,	As at June 30,	As at March 31,	As at December 31,
	2007	2007	2007	2007	2006

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Common shareholders' equity	$1,210,485	$1,158,933	$1,085,845	$1,061,236	$864,519

Dividends declared	$6,977	$3,412	$-	$-	$-

Common shares outstanding	85,309,107	85,297,891	85,297,891	84,547,891	71,547,891
add in:
vested restricted share units	105,060	-	-	-	-
Total common shares and common share equivalents outstanding	85,414,167	85,297,891	85,297,891	84,547,891	71,547,891

Basic book value per common share	$14.17	$13.59	$12.73	$12.55	$12.08

Basic book value per common share adjusted for dividends	$14.25	$13.63	$12.73	$12.55	$12.08

Diluted book value on an "as if converted basis"
Common shareholders' equity	$1,210,485	$1,158,933	$1,085,845	$1,061,236	$864,519
add in:
proceeds on exercise of warrant (1)	-	-	-	-	-

Adjusted shareholders' equity	$1,210,485	$1,158,933	$1,085,845	$1,061,236	$864,519

Dividends declared	$6,977	$3,412	$-	$-	$-

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	85,414,167	85,297,891	85,297,891	84,547,891	71,547,891
add in:
vesting of performance share units	1,658,700	1,538,000	1,538,000	1,381,000	713,000
vesting of restricted share units	221,550	326,538	326,538	254,477	117,727

Diluted common shares outstanding	87,294,417	87,162,429	87,162,429	86,183,368	72,378,618

Diluted book value per common share	$13.87	$13.30	$12.46	$12.31	$11.94

Diluted book value per common share adjusted for dividends (3)	$13.95	$13.34	$12.46	$12.31	$11.94

Change in diluted book value per share: Quarter	4.3%	6.7%	1.2%	3.1%	7.7%
Change in diluted book value per share adjusted for dividends (2): Quarter	4.6%	7.1%	1.2%	3.1%	7.7%
Change in diluted book value per share adjusted for dividends (2): Rolling 12 months	16.8%	20.3%	21.3%	23.3%	21.2%
Annualized change in diluted book value per share adjusted for dividends since inception	19.0%	18.9%	16.9%	19.5%	21.2%

(1) Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2) Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.
(3) Diluted book value per common share is calculated by dividing common shareholders' equity by the sum of cumulative dividends declared and diluted common shares outstanding.

Flagstone Reinsurance Holdings Limited
Summary Consolidating Balance Sheet - Mont Fort (unaudited)

	As at December 31, 2007

	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,021,504	$87,601	$-	$1,109,105
Short term investments, at fair value	23,616	-	-	23,616
Equity investments, at fair value	74,357	-	-	74,357
Other investments	294,683	-	(1,517)	293,166
Total investments	1,414,160	87,601	(1,517)	1,500,244

Cash and cash equivalents	273,295	89,385	-	362,680
Reinsurance premium balances receivable	135,204	1,351	-	136,555
Unearned premiums ceded	22,544	-	(7,936)	14,608
Accrued interest receivable	8,753	1,162	-	9,915
Deferred acquisition costs	30,219	842	(454)	30,607
Funds withheld	6,666	-	-	6,666
Goodwill	10,781	-	-	10,781
Other assets	31,476	241	-	31,717
Due from related parties	4,788	-	(4,788)	-
TOTAL ASSETS	$1,937,886	$180,582	$(14,695)	$2,103,773

LIABILITIES
Loss and loss adjustment expense reserves	$180,978			180,978
Unearned premiums	175,607	7,936	(7,936)	175,607
Insurance and reinsurance balance payable	11,498	1,044	(454)	12,088
Payable for investments purchased	41,750	-	-	41,750
Long term debt	264,889	-	-	264,889
Other liabilites	33,165	33	-	33,198
Due to related parties	(34)	4,822	(4,788)	-
TOTAL LIABILITIES	707,853	13,835	(13,178)	708,510

Minority Interest	19,547	-	165,231	184,778

SHAREHOLDERS' EQUITY

Common shares	853	128,118	(128,118)	853
Additional paid-in capital	905,316	-	-	905,316
Accumulated other comprehensive (loss)	7,426	-	-	7,426
Retained earnings	296,890	38,630	(38,630)	296,890
TOTAL SHAREHOLDERS' EQUITY	1,210,485	166,748	(166,748)	1,210,485

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$1,937,885	$180,583	$(14,695)	$2,103,773

Flagstone Financial Holdings Limited
Summary Consolidating Income Statements - Mont Fort (Unaudited)

	Quarter ending December 31, 2007				YTD December 31, 2007
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$65,088	$1,554	$(1,554)	$65,088	$577,150	$37,038	$(37,038)	$577,150
Reinsurance premiums ceded	(10,856)	-	1,554	(9,302)	(87,157)	-	37,038	(50,119)
Net premiums written	54,232	1,554	-	55,786	489,993	37,038	-	527,031

Change in net unearned premiums	61,948	7,536	-	69,484	(49,295)	(599)	-	(49,894)
Net premiums earned	116,180	9,090	-	125,270	440,698	36,439	-	477,137
Net investment income	20,497	2,127		22,624	65,372	8,436	-	73,808
Net realized and unrealized gains (losses)	(3,395)	1,456	(46)	(1,985)	(8,488)	(1,356)	23	(9,821)
Other income	5,212	(1,852)	(434)	2,926	13,987	(6,287)	(1,889)	5,811
Total revenues	138,494	10,821	(480)	148,835	511,569	37,232	(1,866)	546,935

EXPENSES
Loss and loss adjustment expenses	30,415	-	-	30,415	192,859	-	-	192,859
Acquisition costs	25,642	892	(480)	26,054	80,592	3,566	(1,866)	82,292
General and administrative expenses	24,374	(145)	-	24,229	72,455	6	-	72,461
Interest expense	6,020	-	-	6,020	18,677	-	-	18,677
Net foreign exchange gains	(2,109)	-	-	(2,109)	(5,289)	-	-	(5,289)
Total expenses	84,342	747	(480)	84,609	359,294	3,572	(1,866)	361,000

Income before income taxes, minority interest
and interest in earnings of equity invetsments	54,152	10,074	-	64,226	152,275	33,660	-	185,935
Provision for income tax	(432)	-	-	(432)	(783)	-	-	(783)
Minority interest	(796)	-	(10,056)	(10,852)	(2,206)	-	(33,588)	(35,794)
Interest in earnings of equity investments	18	-	(18)	-	1,462	-	(72)	1,390

NET INCOME	$52,942	$10,074	$(10,074)	$52,942	$150,748	$33,660	$(33,660)	$150,748

Change in currency translation adjustment	1,652	-	-	1,652	7,945	-	-	7,945

COMPREHENSIVE INCOME	$54,594	$10,074	$(10,074)	$54,594	$158,693	$33,660	$(33,660)	$158,693

KEY RATIOS

Loss ratio	26.2%			24.3%	43.8%			40.4%
Acquisition cost ratio	22.1%			20.8%	18.3%			17.2%
General and administrative expense ratio	21.0%			19.3%	16.4%			15.2%
Combined ratio	69.3%			64.4%	78.5%			72.8%

Note: Mont Fort was consolidated starting in Q1, 2007.